UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Annual Meeting of Shareholders of

To be held on:

Friday, May 15, 2009 - 10:00 a.m. E.T.

701 Ninth Street, N.W., 2nd floor

Washington, DC 20068

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 1, 2009.

TO VIEW PROXY MATERIALS ONLINE:	Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25700, where the following materials are available for view
• Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Proxy Card • 2008 Annual Report to Shareholders • Directions to the Annual Meeting

TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 5:00 p.m. Eastern Time
	the day before the meeting date.	- OR -
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll-free number to call.
- OR -
	MAIL: You may request a proxy card by following the instructions above under	“TO REQUEST PAPER OR
	ELECTRONIC PROXY MATERIALS.”	- OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN ITEM 1:		THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2:
1. Election of 11 Directors		2.	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for 2009.
NOMINEES:	Jack B. Dunn, IV
	Terence C. Golden
	Patrick T. Harker
	Frank O. Heintz	3.	To transact such other business as may properly be brought before the meeting.
	Barbara J. Krumsiek
	George F. MacCormack
	Lawrence C. Nussdorf
	Joseph M. Rigby
	Frank K. Ross
	Pauline A. Schneider
	Lester P. Silverman
Please note that you cannot use this notice as a proxy card to vote by mail.